Sunoco, Inc.
                                                        14550 Torrey Chase Blvd.
                                                        Suite 245
                                                        Houston TX 77014
                                                        281 893 7780

August 27, 1999
TexEast Operating Company

P.O. Box 816009
Dallas, TX 75381-6009
Attn: Mr. Tim Burroughs

Re:      Crude Oil Purchase Agreement
         Sunoco Reference No. 510364

Dear Mr. Burroughs:

Reference is made to the above subject Crude Oil Purchase Agreement whereby Sunoco, Inc. (R&M) will purchase all of the crude oil and condensate, produced from the lease(s) listed on Exhibit "A".

This confirms our understanding that by mutual consent said agreement shall be amended as follows:

Effective September 1, 1999, the Price will be:

         5. Price. Sunoco's posted price for East Texas Sweet crude oil (currently Sunoco's Col. 13), available in Sunoco's Crude Oil Price Bulletin Summary and Exxon's posted price for East Texas Heavy Talco crude oil, available in Exxon's Crude Oil Price Bulletin Summary as published, modified by the net adjustment. Buyer and Seller agree that for all leases listed on the attached Exhibit "A" and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit "A".

For pricing purposes, the oil delivered during any calendar month hereunder shall be deemed to have been delivered in equal daily quantities during such month.

Except as hereby specifically modified, all terms and conditions of said Crude Oil Purchase Agreement shall remain in full force and effect.

Please acknowledge your agreement to this contract by signing below and mailing or faxing a copy to:
         Sunoco, Inc. (R&M)
         Attn: Darlyne Holt
         14550 Torrey Chase Blvd., Ste. 245
         Houston, TX 77014
         281-893-7780
         FAX: 281-893-7781

If we do not receive a signed copy by mail or FAX within ten (10) business days from the date of receipt of this amendment, we will take that as evidence of your acceptance of this amendment to the above referenced agreement.

Agreed and accepted this __________ day of 19 ___.

TEXEAST OPERATING CO.                        SUNOCO, INC. (R&M)

By  ____________________________             By (o/s)________________________
                                                       Jay Mick
Title ___________________________            Title:  Crude Oil Representative
                                                     ------------------------
                                             Date: 9-10-99



------------------------------------------------------------------------------------------------------------------------------------
                                                                EXHIBIT "A"
------------------------------------------------------------------------------------------------------------------------------------
TEXEAST OPERATING COMPANY
------------------------------------------------------------------------------------------------------------------------------------

COFA - 510364                                                                                                    revised 09/01/99
------------------------------------------------------------------------------------------------------------------------------------
EFF.        SUNOCO                                                          QUALITY       TRAN.       NET
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
DATE        PROP#      LEASE NAME        FIELD      COUNTY/STATE OPERATOR      ADJ.  (-)  ADJ.*  (=)  ADJ.    +   POSTED PRICE
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
10/01/96  0067950000 HAGANSPORT UNIT     TALCO      FRANKLIN/TX  RGP       ($1.25)       $0.00       ($1.25)     EXXON E TEX HVY
                                                                                                                 TALCO**
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
10/01/96  4058430000 EARL LEE UNIT       EARL LEE   WOOD/TX      RGP       ($1.25)       $0.00       ($1.25)     EXXON E TEX HVY
                                                                                                                 TALCO**

--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
03/01/97  0122000000 CANTOS (10579)      PINE MILLS WOOD/TX      TEXEAST   $1.25)        $0.00       ($1.25)     EXXON E TEX HVY
                                         (WOODBINE)                                                              TALCO**
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
EFF.      SUNOCO                                                           TEMPORARY     TRAN.       NET
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
DATE      PROP#      LEASE NAME          FIELD      COUNTY/STATE OPERATOR  MKTG.      (-)  ADJ*   (=) ADJ.    +  POSTED PRICE
                                                                           ADJ.
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
06/01/97  0129330000 BETHANY NE          BETHANY NE PANOLA/TX    RGP       $1.55         $0.00       $1.55       EAST TEXAS SWEET
                     WATERFLOOD                                                                                  (COL 13)*
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
10/01/98  0129330000 PROTHRO             EAST TEXAS GREGG/TX     RGP       $1.55         $0.00       $1.55       EAST TEXAS SWEET
                                                                                                                 (COL 13)*
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
07/01/98  0133540000 FLORENCE            EAST TEXAS GREGG/TX     RGP       $1.55         $0.00       $1.55       EAST TEXAS SWEET
                                                                                                                 (COL 13)*
--------- ---------- ------------------- ---------- ------------ --------- ---------- -- -------- -- -------- -- -------------------
11/01/98  0133520000 ROY H LAIRD BLOCK   EAST TEXAS GREGG/TX     RGP       $1.55         $0.00       $1.55       EAST TEXAS SWEET
                     122                                                                                         (COL 13)*
------------------------------------------------------------------------------------------------------------------------------------
*AS POSTED IN SUNOCO'S CRUDE OIL PRICE BULLETIN SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
**AS POSTED IN EXXON'S MONTHLY CRUDE OIL PRICE BULLETIN MINUS THE QUALITY ADJUSTMENT
------------------------------------------------------------------------------------------------------------------------------------



                                            Sunoco, Inc.
                                            14550 Torrey Chase Blvd. Suite 245
                                            Houston TX 77014
                                            281 893 7780

August 20, 1999
TBX
Fax:  972-243-2066
Attn: Matt Davis

DEAL CONFUMATION.

Re:  New Deal - East Texas

Dear Matt:

Sunoco, Inc. (R&M) confirms the following deal:

           COUNTY/STATE             IMA             POSTED PRICE
           ------------             ---             ------------
All        Gregg, Panola/Tx         $1.55           Sunoco's East Texas Sweet
All        Hopkins/Tx               ($1.25)         Exxon East Texas Talco
           Wood/Tx                  ($1.25)         Exxon East Texas Talco
           Franklin/Tx              ($1.25)         Exxon East TexasTalco

Sunoco agrees to an initial term of one (1) month, commencing. on September 1, 1999, and then month to month thereafter, unless terminated by either party upon written notice.

If you have any questions, please contact me at 291-893-7786. Thank you for your business.

Sincerely,

/s/ Jay Mick
----------------------------
Jay Mick
Crude Oil Representative

                                              Sunoco, Inc.
                                              14550 Torrey Chase Blvd. Suite 245
                                              Houston TX 77014
                                              281 893 7780

July 30, 1999
Texeast Operating Company
Attn: Tim Burroughs

P.O. Box &160"
Dallas, TX 75381-6009

FAX#: (972) 243-2066

RE: Sun Crude Oil Purchase Agreement #510364

Please accept this letter as formal notice of cancellation of the above contract, effective 9/1/99 subject to renegotiation.

Should you have any questions, please feel free to call.

Sincerely,

/s/  Jay Mick
-------------------------
Jay Mick
Maketing Representative

                                              Sunoco, Inc.
                                              14550 Torrey Chase Blvd. Suite 245
                                              Houston TX 77014
                                              281 893 7780

                          CRUDE OIL PURCHASE AGREEMENT

                            SUN REFERENCE NO. 5103 64

         This agreement, made and entered into as of this 1st day of October 1996, by and between "Buyer" and "Seller" as follows:

Buyer:                                     Seller:
Sun Company, Inc. (R&M)                    TexEast Operating Company, Inc.
("SUN")                                    P.O. Box 816009
P. 0. Box 2039                             Dallas, Tx 75381-6009
Tulsa, OK 74102
                                   WITNESSETH:

         WHEREAS, Seller owns or is authorized to sell all of the volumes of crude oil and condensate produced from the properties described in Exhibit "A" attached hereto, and

         WHEREAS, Buyer desires to purchase and receive said crude oil and condensate and Seller desires to sell and deliver said crude oil and condensate in accordance with the terms of this agreement;

         1. Sale and Purchase. Subject to the provisions hereof, Seller shall sell to Buyer and Buyer shall purchase from Seller all of the crude oil and condensate produced from the properties described in Exhibit "A" attached hereto. Seller hereby commits and dedicates to the performance of this agreement all of the crude oil and condensate produced from the lease(s) included on Exhibit "A" attached hereto. The parties hereto, by mutual consent, may amend this agreement at any time to include additional properties to Exhibit "A".

         2. Term. This agreement shall remain in effect for an initial term of six (6) months, commencing on October 1, 1996 and from month to month thereafter, unless and until terminated by either party upon written notice thereof given thirty (30) days in advance of the end of the primary term of this agreement or any extension thereof.

         3. Delivery Point. Delivery shall take place and title shall pass from the Seller to the Buyer when the crude oil passes the outlet flange of the Seller's lease facility to the receiving equipment of Buyer or Buyer's designated agent.

         4. Warranty of Title and Authority to Sell. Seller hereby warrants and guarantees that the title to the portion of the crude oil sold and delivered hereunder which is owned by Seller is free and clear of all liens and encumbrances and warrants that as to the remaining portion of the crude oil sold and delivered hereunder Seller has the right and authority to sell and deliver said crude oil for the benefit of the true owners thereof. Seller further warrants that the crude oil has been produced, handled, and transported to the delivery point hereunder, in accordance with the laws, rules and regulations of all governmental authorities having jurisdiction thereof Seller shall indemnify and hold Buyer harmless from and against any and all cost, damage and expense suffered and incurred by reason of any failure of the title so warranted or any inaccuracy in the representation of Seller's right and authority to sell said crude oil made herein.

         5. Edge. Exxon's posted price for East Texas Heavy crude oil, available in Exxon's Crude Oil Price Bulletin Summary as published, modified by the net adjustment. Buyer and Seller agree that for all leases listed on the attached Exhibit "A" and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit "A". The temporary marketing adjustment currently equals forty-three cents ($0.43) per barrel. For pricing purposes, the oil delivered during any given calendar month hereunder shall be deemed to have been delivered in equal daily quantities during such month.

         6. Manner of Payment. Subject to verification of deliveries, payment for crude oil sold and delivered shall be made by check on or about the twelve
(12th) day of the month following the month of delivery. Payment shall be made to the Seller utilizing Buyer's Division Order excluding taxes.

         7. Taxes. Buyer is hereby authorized to withhold from the proceeds allocable to the sale and delivery of crude hereunder the amount of severance taxes levied by State and Federal Agencies.

         8. Prevailing Document. In the event of any conflict between the provisions of this agreement and the provisions of any applicable division order executed in accordance with the terms hereof, the provisions of this agreement shall control.

         9. Quality Requirements. If the crude oil shall not meet East Texas Heavy requirements at the delivering point, then Buyer shall have the right to terminate this Crude Oil Purchase Agreement by giving thirty (30) days written notice.

        10.  General  Provisions.  The   General  Provisions  attached  to  this
     agreement are made a part of this agreement.

                        ALL SIGNATURES MUST BE WITNESSED

                                              SUN COMPANY, INC. (R&M)
Witness

                                              By_______ /s/ _________________
                                                                 Mark Sleeper

_____ /s/ ___________________
Daniel Ballard
                                              Title: Crude Oil Representative
                                                                Date 10/22/96

                                              TEXEAST OPERATING COMPANY INC.
Witness:
                                              By_______ /s/ __________________
______/s/_____________________
                                              Title_______(President)_________



-----------------------------------------------------------------------------------------------------------------------------------
                                   EXHIBIT "A"
TEXEAST OPERATING COMPANY
-------------------------------------------------------------------- --------------- -- -------- -- -------- -- -------------------
COFA - 510364
-------------------------------------------------------------------- --------------- -- -------- -- -------- -- -------------------
                                                                                                                 revised 11/01/98
------------- ------------ ------------------- -------- ------------ --------------- -- -------- -- -------- -- -------------------
                                                                      TEMPORARY          TRAN.       NET
------------- ------------ ------------------- -------- ------------ --------------- -- -------- -- -------- -- -------------------
DATE          PROP#        LEASE NAME          FIELD    COUNTY/STATE MKTG. ADJ.      -  ADJ.     =  ADJ.        POSTED PRICE
------------- ------------ ------------------- -------- ------------ --------------- -- -------- -- -------- -- -------------------
------------- ------------ ------------------- -------- ------------ --------------- -- -------- -- -------- -- -------------------
10/01/96      0067950000   HAGANSPORT UNIT     TALCO    FRANKLIN/TX  $0.43              $0.00       $0.43       EXXON E TEX HVY
                                                                                                                TALCO**

------------- ------------ ------------------- -------- ------------ --------------- -- -------- -- -------- -- -------------------


                             SUN COMPANY, INC. (R&M)

                             COPA GENERAL PROVISIONS

         1. Existing Laws. This Agreement will be governed by existing laws of the State of Texas.


         2. Force Majeure. Neither party shall be liable to the other for failure or delay in making or accepting deliveries hereunder to the extent that such failure or delay may be due to compliance with acts, orders, regulations or requests of any federal, state or local civilian or military authority or as a result of insurrections, wars, rebellion, riots, strikes, labor difficulties, action of the elements, disruption or breakdown of production or transportation facilities, or any other cause, whether or not of the same class or kind, reasonably beyond the control of such party.

         3. Quality and Measurement. Seller warrants that all crude oil purchased hereunder shall be of merchantable quality (that is, unaltered and uncontaminated by any foreign substances or chemicals not normally associated with oil) and suitability shall be determined within the Buyer's exclusive, good faith opinion. Quantities of oil delivered hereunder shall be determined by a method of measurement generally accepted within the industry including, but not limited to, the use of automatic measuring equipment, tank gauges on 100% tank table basis, and certified truck gauges and meters. Meters shall be proven in accordance with the latest American Petroleum Institute standards. Volume shall be measured in barrels of forty-two (42) U.S. Gallons as adjusted for temperature to 60 degrees Fahrenheit, less deductions for basic sediment and water and other impurities determined according to applicable API practices. Oil containing basic sediment and water in excess of the quantity permitted by the carrier's tariff shall be treated by Seller to render it merchantable. Tests for quality shall be made at regular intervals by Buyer or Buyer's Agent in accordance with recognized procedures. Each party shall have the right to have a representative present to witness all tests and measurements but in the absence of either party's representative, the results of the tests and measurements performed by the Buyer shall be deemed to be conclusive.

         4 Waiver. Failure by either party to object to any failure of performance by the other party of any provision of this Agreement shall not constitute a waiver of, or estoppel against, the right of such party to require such performance by the other. Nor shall any such failure to object constitute a waiver or estoppel with respect to any succeeding failure of performance.

         5. Assignment. This Agreement shall not be assignable by either party without the prior written consent of the other. Any attempted assignment without such consent shall be void.

          6. Compliance with Laws. Each party agrees that the performance of this contract shall comply with all applicable state, federal and local laws. Each party shall supply evidence of compliance, if required.

         7. Security. If, in the reasonable opinion of either party, the financial responsibility of the other party is or becomes impaired or unsatisfactory, or if the other party fails to make any payment or delivery when required, the requesting party may require satisfactory security to secure performance or payment or both, whether by way of stand-by or documentary letter of credit, guaranty, advance payment, or otherwise. Failure to provide the required security shall constitute a material breach of the Agreement entitling the requesting party to cancel or suspend its delivery obligation and to offset any payments or deliveries due the other party under this Agreement or other Agreements between the two parties.

         8. Damages. The parties agree that in the event of a material breach of this Agreement resulting from a repudiation of an obligation or a failure to deliver or receive all or a material portion of the required quantities, the non-breaching party shall be entitled to recover contract damages, administrative costs for any cover or resale and any other costs including but not limited to court costs and reasonable legal fees incurred in recovering such damages.

         9. Default. If the Seller fails to sell and deliver or the Buyer fails to take delivery of or pay the purchase price for all of the Oil required to be sold and delivered by the terms of this Agreement; or if either party fails to establish any letter of credit required elsewhere in this Agreement; or if either party becomes insolvent (defined for the purposes hereof as a failure to meet its obligations as they become due); files a voluntary petition in bankruptcy, or seeks reorganization, receivership, or arrangements with respect to its debts; files an answer admitting any material allegation of any insolvency petition filed pursuant to any insolvency act, whether federal or state; applies for, consents to, or fails to obtain the dismissal or discharge of an order for the appointment of a receiver or trustee for any substantial part of its property or assets; or, fails to satisfy or to appeal from any material judgment or attachment within 30 days from the date of entry; or if either commits any other material breach of the terms of this Agreement and fails to promptly cure such breach after notice by the other party, that party shall be in default. In any such event the other party may cancel or suspend deliveries or receipts or cancel this Agreement and offset any payments due the other party under this agreement or other agreements between the two parties and may do so without prejudice to any claim for damages or any other right or remedy under this Agreement or applicable law.

         10. Integration and Amendments. This Agreement, embodies the entire understanding of the parties hereto and supersedes all prior negotiations, understandings and agreements between them with respect to the entire matter hereof. The provisions hereof may be waived, supplemented or amended only by an instrument in writing signed by a duly authorized representative of each of the parties hereto.

         11. Severability. If any portion of this Agreement should be adjudged illegal or unenforceable, the remainder of this Agreement shall continue to be enforceable if commercially reasonable.

         12. Notices. All notices, statements or other communications to be given, submitted or made by either party to the other shall be sufficiently given if in writing and sent by air mail, postage prepaid, or by telegraph, telex, radio or cable to the address of such other party as specified on page one of this Agreement. Either party may change its address for the purpose set forth in this paragraph upon giving fifteen (15) days prior written notice to the other party.

TEXEAST OPERATING COMPANY, INC. COPA 4 510364

                               INDEMNITY AGREEMENT

         WHEREAS, TBX Resources, Inc. is a Texas corporation and has an active Board of Directors.

         WHEREAS, TBX Resources, Inc. desires to indemnify and hold each member of the board of directors individually and collectively harmless from any and all liability and expenses arising out of the exercise of their duties under Texas law as a director of a Texas Corporation.

         NOW, THEREFORE, in consideration of TBX Resources, Inc., for value received and other good consideration, the receipt and adequacy of which is hereby acknowledged, TBX Resources, Inc., hereby indemnifies and holds harmless each member of the director of a Texas corporation absent fraud or gross misconduct on the part of each director from any liability and expenses arising the exercise of their duties under Texas law as a director of a Texas corporation absent fraud or gross misconduct on the part of each director.

         Said indemnification shall apply only during the term of office of each director.

         NOW, THEREFORE, the president of TBX Resources, Inc. is hereby authorized to execute an individually indemnification agreement with each director upon their election to the Board of Directors.

         IN WITNESS WHEREOF, the undersigned has duly executed this Indemnity Agreement as of this the 21st day of May, 1999


                                        TBX RESOURCES, INC.


                                        /s/
                                        ---------------------------
                                        Timothy Burroughs, Director


                                        /s/
                                        ----------------------------
                                        Christine Coley, Director